SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 2, 2013

 MACQUARIE INFRASTRUCTURE COMPANY LLC

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 West 55th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 2, 2013, Macquarie Infrastructure Company LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company, the Company’s manager, Macquarie Infrastructure Management (USA) Inc., as selling shareholder (the “Selling Shareholder”), and Barclays Capital, Inc., Macquarie Capital (USA) Inc. (“MCUSA”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as Representatives of the underwriters named in Schedule 1 therein (the “Underwriters”), relating to (i) the offer, issuance and sale by the Company of 3,382,500 limited liability company interests without par value (the “LLC interests”) of the Company plus up to an additional 507,375 LLC interests if the Underwriters exercise their option to purchase additional LLC interests (the “Company Shares”) and (ii) the offer and sale by the Selling Shareholder of 2,767,500 LLC interests plus up to an additional 415,125 LLC interests if the Underwriters exercise their option to purchase additional LLC interests (the “Shareholder Shares” and, together with the Company Shares, the “Shares”), in an underwritten public offering (the “Offering”). The Shares are covered by a registration statement (No. 333-187794) on Form S-3, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 8, 2013 and a prospectus supplement dated May 2, 2013 relating to the Offering filed with the Commission on May 3, 2013. The public offering price of the Shares is $58.50 per share.

Prior to the Company’s initial public offering, the Company was a member of the Macquarie Group of companies. Both the Selling Shareholder and MCUSA are a part of the Macquarie Group. From time to time, the Company has entered into, and in the future it may enter into, transactions and relationships involving the Macquarie Group, including those with Macquarie Group Limited, its affiliates, or vehicles managed by the Macquarie Group. The Company’s chairman, alternate chairman and chief executive officer also serve as directors without compensation for affiliates of the Selling Shareholder within the Macquarie Group. See the information under the heading “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A, filed with the Commission on April 5, 2013, and Note 15, “Related Party Transactions,” to the Company’s consolidated financial statements in Part II, Item 8, “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K, filed with the Commission on February 20, 2013, for a description of contractual arrangements and transactions between the Company and members of the Macquarie Group.

The Company expects that the Offering will be completed on or about May 8, 2013, subject to customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

1.1	Underwriting Agreement, dated as of May 2, 2013, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Management (USA) Inc., as the selling shareholder, and Barclays Capital, Inc., Macquarie Capital (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as Representatives of the underwriters named in Schedule 1 therein.

5.1	Opinion of White & Case LLP regarding the legality of the Shares.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

By:	/s/ James Hooke
Name: James Hooke
Title: Chief Executive Officer

Dated:  May 3, 2013

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of May 2, 2013, among Macquarie Infrastructure Company LLC, Macquarie Infrastructure Management (USA) Inc., as the selling shareholder, and Barclays Capital, Inc., Macquarie Capital (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC as Representatives of the underwriters named in Schedule 1 therein.

5.1	Opinion of White & Case LLP regarding the legality of the Shares.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).